Taxes Other Than Income Tax - Summary of Future Land Rental Payments for the Next Five Years under Non-cancelable Operating Lease Agreements (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Leases [Abstract]
2014	$ 49,525
2015	46,758
2016	45,765
2017	45,306
2018	$ 45,193